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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                November 14, 1999
                                -----------------
                      (Date of the earliest event reported)



                       Multi-Media Tutorial Services, Inc.
                   -------------------------------------------
             (Exact name of Registrant as specified in its charter)




       Delaware                         0-25758                 73-1293914
-----------------------------         ------------          -------------------
(State or other jurisdiction-         (Commission            (I.R.S. Employer
of incorporation)                     File Number)          Identification No.)


205 Kings Highway, Brooklyn, New York                               11223
-------------------------------------                            ----------
(Address of principal executive offices)                         (Zip Code)


                                  718-234-0404
                                  ------------
               Registrant's telephone number, including area code

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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          a. On December 14, 1999, Multi-Media Tutorial Services, Inc., a
Delaware corporation (the "Company") terminated its relationship with Holtz Rubenstein & Co., LLP ("Holtz Rubenstein"), as principal independent accountants for the Company.

          In connection with the audits for the two (2) most recent fiscal years ended February 28, 1999 and 1998 and the subsequent interim periods through December 14 1999, there were no disagreements between Holtz Rubenstein and the Company, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Holtz Rubenstein would have caused Holtz Rubenstein to make reference in connection with its report for the related periods with respect to the subject matter of the disagreement.

          Except for a qualification with respect to the ability of the Company to continue as a going concern stated in the opinion of Holtz Rubenstein, dated as of April 25, 1997, the audit reports of Holtz Rubenstein on the consolidated financial statements of the Company, as of and for the fiscal years ended February 28, 1997 and 1996, did not contain any adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

          b. As of November 14, 1999, the Company engaged Singer Lewak Greenbaum & Goldstein ("SLGG"), as the Company's principal independent accountants. Prior to engaging SLGG, neither the Company nor someone on its behalf consulted SLGG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event.

          The foregoing information has previously been disclosed in the Company's Annual Reports on Form 10-KSB for the fiscal years ended February 28, 1999 and 1998.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
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          (c) Exhibits.
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              16.1  Letter re change in certifying accountant (1)

          --------------------

          (1) Incorporated by reference from the Company's Annual Reports on Form 10-KSB for the fiscal years ended February 29, 1999 and 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MULTI-MEDIA TURORIAL SERVICES, INC.



Dated    February 9, 2000                    By:/S/ Barry Reichman
                                                ------------------------
                                                Barry Reichman
                                                Chief Executive Officer

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